SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

25.SUBSEQUENT EVENTS

On October 1, 2025, the Company completed a private placement under the listed issuer financing exemption (“LIFE”) pursuant to Part 5A of National Instrument 45-106 – Prospectus Exemptions, issuing 4,380,000 units at a price of $6.85 per unit for gross proceeds of $30,003,000 (the “LIFE Offering”). Each unit comprised one common share and one common share purchase warrant exercisable at $8.90 for a period of 36 months. The LIFE Offering was conducted on a best-efforts, fully marketed basis by Canaccord Genuity Corp., which received a 6.0% cash commission and broker warrants equal to 6.0% of the units sold, exercisable on the same terms. Directors and senior management entered into a voluntary lock-up agreement in connection with the LIFE Offering.

On October 14, 2025, the Company announced the purchase of 88,433 SOL tokens at an average price of USD$193.93 per token totalling approximately USD$17.1M, funded from the proceeds of its recently completed C$30 million LIFE Offering. The acquisition includes approximately 79,000 locked SOL tokens purchased from the Solana Foundation, which are subject to a 12-month lock-up period. All locked tokens, along with the spot tokens acquired on the open market, have been fully delegated to the Company’s validators to generate staking rewards.

Subsequent to September 30, 2025 and up to the date of this report, the Company issued 4,380,000 common shares pursuant to the LIFE Offering, 387,333 common shares pursuant to the Cogent Asset acquisition, and 290,094 common shares upon the conversion of USD$900,000 ($1,259,710) principal amount of convertible debentures.